Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 1, 2022, is by and among Tellurian Inc., a Delaware corporation with offices located at 1201 Louisiana Street, Suite 3100, Houston, Texas 77002 (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (each individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A.          The Company has authorized a new series of Senior Secured Convertible Notes due 2025 in an aggregate principal amount of $500,000,000 (the “Notes”), which shall under certain circumstances entitle the Buyers to receive shares of the Company’s common stock, par value $0.01 per share (together with any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock, the “Common Stock”) (such underlying shares of Common Stock issuable pursuant to the terms of the Notes, the “Note Shares”). The Notes will be issued pursuant to a Base Indenture (the “Base Indenture”) in the form attached hereto as Exhibit A to be dated as of the Closing Date (as defined below) between the Company and Wilmington Trust, N.A., as trustee (in such capacity, together with its successors and permitted assigns, the “Trustee”), and a First Supplemental Indenture (the “First Supplemental Indenture” and together with the Base Indenture, collectively the “Indenture”) in the form attached hereto as Exhibit B to be dated as of the Closing Date, by and among the Company, the Trustee and the collateral agent named therein (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

B.          Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the aggregate principal amount of Notes set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers.

C.          At the Closing (as defined below), Tellurian Investments LLC, a direct wholly owned subsidiary of the Company (“Investments”), and the Collateral Agent shall execute and deliver the Pledge Agreement, in the form attached hereto as Exhibit C (the “Pledge Agreement”), pursuant to which Investments will grant a first priority security interest (subject to certain Permitted Liens (as defined in the Indenture)) to the Collateral Agent, as collateral agent for the holders of the Notes in all of the equity interests held by Investments in Tellurian Production Holdings LLC (“Production LLC”).

D.          The Notes and Note Shares are collectively referred to herein as the “Securities.”

E.          The Company and the Buyers are executing and delivering this Agreement in reliance upon the effective registration statement on Form S-3ASR (Commission File No. 333-235793) (as amended, the “Registration Statement”) filed by the Company with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “1933 Act”), for the registration of the Securities, as such Registration Statement may be amended and supplemented from time to time (including pursuant to Rule 462(b) of the 1933 Act), including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B of the 1933 Act, and the prospectus supplement (the “Prospectus Supplement”) complying with Rule 424(b) of the 1933 Act that is delivered by the Company to the Buyers in connection with the execution and delivery of this Agreement, including the documents incorporated by reference therein, and that is filed with the SEC.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF PURCHASED SECURITIES.

(a)          Purchase of Purchased Securities. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below) the aggregate principal amount of Notes as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (collectively, the “Purchased Securities”).

(b)          Closing. The closing (the “Closing”) of the purchase of the Purchased Securities by the Buyers shall occur by electronic transmission or other transmission as mutually acceptable to the parties. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than a Saturday, a Sunday or any day on which commercial banks in The City of New York are authorized or required by law or executive order to close or be closed; provided, however, for clarification, commercial banks in The City of New York shall not be deemed to be authorized or required by law or executive order to close or be closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are open for use by customers on such day.

(c)          Securities Purchase Price. The aggregate purchase price for the Purchased Securities to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers.

(d)          Form of Payment for Purchased Securities. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price to the Company for the aggregate number of Purchased Securities to be issued and sold to such Buyer at the Closing Date set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers (net of Transaction Expenses) by wire transfer of immediately available funds in accordance with a Flow of Funds Letter (as defined below) with respect to the Purchased Securities and (ii) the Company shall deliver to each Buyer the aggregate principal amount of the Notes as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers, duly executed on behalf of the Company and registered on the books and records of the Company in the name of such Buyer or its designee.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)          Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to conduct its business as currently conducted and enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)          Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)          No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(d)          Investor Status. Such Buyer is either a “qualified institutional buyer” or an “institution” that is an “accredited investor” for purposes of Rule 163B(c) under the 1933 Act.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a)          Compliance with U.S. Registration Requirements. The Registration Statement has become effective under the 1933 Act. The Company has complied, to the SEC’s satisfaction, with all requests of the SEC for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or, to the knowledge of the Company, are pending or contemplated or threatened by the SEC. At the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) was filed with the SEC, the Company met the then-applicable requirements for use of Form S-3 under the 1933 Act. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time they were or hereafter are filed with the SEC, or became effective under the Securities Exchange Act of 1934, as amended (the “1934 Act”), as the case may be, complied and will comply in all material respects with the requirements of the 1934 Act. As used herein, the “knowledge of the Company,” “the Company’s knowledge,” the “knowledge of any Subsidiary of the Company,” “the Subsidiary’s knowledge,” or any other similar knowledge qualification, means the actual knowledge of Octávio Simões, Kian Granmayeh, Daniel Belhumeur, Khaled Sharafeldin, Charif Souki and John Howie.

(b)          Disclosure. The Prospectus Supplement when filed complied in all material respects with the 1933 Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the 1933 Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Trust Indenture Act”) and none of the Registration Statement and any post-effective amendment thereto contain, and at the Closing Date will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company makes no representation or warranty with respect to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act. The Indenture, when filed with the SEC, complied or will comply in all material respects with the requirements of the Trust Indenture Act and was or will be duly qualified as an indenture under the Trust Indenture Act. The Prospectus Supplement (including any prospectus wrapper), as of its date, did not, and at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents required to be described in the Prospectus Supplement or to be filed as an exhibit to the Registration Statement which have not been described or filed as required. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries (as defined below) or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-3 filed with the SEC relating to an issuance and sale by the Company of any shares of Common Stock and which has not been publicly announced.

(c)          Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing (if a good standing concept exists in such jurisdiction) under the laws of the jurisdiction in which they are formed, and have the requisite organizational power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing (if a good standing concept exists in such jurisdiction) in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (ii)  the business, properties, assets, liabilities, operations (including results thereof), or condition (financial or otherwise) of Production LLC, (iii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith, taken as a whole, or (iv) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents. Other than the Persons (as defined below) set forth on Schedule 3(c), the Company has no significant Subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns a majority of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates the business, operations and administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.” For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(d)          Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Investments has the requisite organizational power and authority to enter into and perform its obligations under the Pledge Agreement. The execution and delivery of this Agreement and the other Transaction Documents by the Company or Investments, as applicable, to which each is a party, and the consummation by the Company and Investments of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, the reservation for issuance (as described in Section 3(e)) and issuance of the Note Shares) have been duly authorized by the Company’s Board of Directors (the “Board of Directors”), and (other than (i) the filing with the SEC of the Prospectus Supplement in accordance with the requirements of this Agreement, (ii) any filings as may be required by any state securities agencies, (iii) a Supplemental Listing Application with the Principal Market (as defined below) and (iv) filings contemplated by the Pledge Agreement (collectively, the “Required Filings”)) no further filing, consent or authorization is required by the Company or the Board of Directors or its stockholders. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company (with respect to the Notes, in the form contemplated by the Indenture), and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution that may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Notes, the Indenture, the Pledge Agreement and each of the other written agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(e)          Issuance of Securities. The issuance of the Securities is duly authorized and, when issued and delivered in accordance with the terms of the Transaction Documents, the Securities shall be validly issued, fully paid and non-assessable, free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof, and, in the case of the Notes, entitled to the benefits of the Indenture. As of the Closing, the Company shall have reserved for any issuance of Note Shares from its duly authorized capital stock 87,351,503 shares of Common Stock. Upon issuance in accordance with the Indenture or Notes, as applicable, the Note Shares when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issuance thereof and with the holders being entitled to all rights accorded to a holder of Common Stock.

(f)           No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Note Shares and the reservation for issuance of the Note Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) assuming the accuracy of the representations and warranties in Section 2, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the NYSE American (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, assuming, with respect to clauses (ii) and (iii) above, the making of the Required Filings and except in the case of clauses (ii) and (iii) above, for such breaches, violations or conflicts as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(g)          Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filings necessary to perfect the Liens granted under the Pledge Agreement, Required Filings and such consents, authorizations, filings or registrations the absence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. To the Company’s knowledge, other than the filings necessary to perfect the Liens granted under the Pledge Agreement and the Required Filings, all consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which are reasonably likely to prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and, except with respect to future changes in the market price of the shares of Common Stock, has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(h)          Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” (as defined for purposes of Rule 13d-3 of the 1934 Act) of more than 4.99% of the shares of any voting class of the Company’s Common Stock. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(i)           Placement Agent. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and reasonable and documented out-of-pocket expenses) arising in connection with any such claim. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent other than Roth Capital Partners, LLC and Citigroup Global Markets Inc. in connection with the offer or sale of the Securities.

(j)           No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require approval of stockholders of the Company in connection with the offering of the Securities for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, nor their affiliates nor any Person acting on their behalf has taken or will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(k)          Dilutive Effect. The Company acknowledges that its obligation to issue the Note Shares pursuant to the terms of the Notes in accordance with the terms thereof and this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(l)           Application of Takeover Protections. The Company and its Board of Directors have taken or will take prior to the Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill, stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.

(m)         Financial Statements. During the one (1) year prior to the date hereof and the Closing Date, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC (other than Section 16 ownership filings) pursuant to the reporting requirements of the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose) (all of the foregoing filed prior to the date hereof and incorporated in the Registration Statement and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which are not anticipated to be material as of the date hereof, individually or in the aggregate) in accordance with GAAP. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in material compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent auditors that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(n)          Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in the Annual Report, except as disclosed in a subsequent SEC Document filed prior to the date hereof, there has been no development in the business, assets, liabilities, properties, operations (including results thereof), or condition (financial or otherwise) of the Company or any of its Subsidiaries that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since the date of the Company’s audited financial statements contained in the Annual Report, except as disclosed in a subsequent SEC Document filed prior to the date hereof or as set forth on Schedule 3(n), neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business, (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business or (iv) made any revaluation of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets other than in the ordinary course of business.

(o)          Insolvency. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge of any pending or threatened, or reason to believe that any of their respective creditors intend to initiate, involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Neither the Company and its Subsidiaries, on a consolidated basis, nor Production LLC and its Subsidiaries, on a consolidated basis, are as of the date hereof and as of the Closing Date, and after giving effect to the transactions contemplated hereby to occur at the Closing, will be Insolvent (as defined below). For purposes of this Section 3(o), “Insolvent” means, with respect to the Company and its Subsidiaries, on a consolidated basis, and Production LLC and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’, or Production LLC and its Subsidiaries’, assets, as applicable, is less than the amount required to pay the Company’s and its Subsidiaries’, or Production LLC and its Subsidiaries’, as applicable, total Indebtedness (as defined below), (B) the Company and its Subsidiaries, or Production LLC and its Subsidiaries, as applicable, are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries, or Production LLC and its Subsidiaries, as applicable, intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature.

(p)          Regulatory Permits. During the two (2) years prior to the date hereof, except as set forth on Schedule 3(p), (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect and except for drilling and similar permits obtained in the ordinary course of business and permits set forth on Schedule 3(p), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit where such revocation or modification would have a Material Adverse Effect.

(q)          Foreign Corrupt Practices. Neither the Company, any of the Company’s Subsidiaries nor any director, officer or employee thereof, nor to the Company’s knowledge, any agent or any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) has violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws (individually and collectively, “Anti-Corruption Laws”), nor, to the Company’s knowledge, has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i)          (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii)          assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

Neither the Company nor any of its Subsidiaries will use, directly or, to their knowledge, indirectly, any part of the proceeds of the offering in any manner that would constitute a violation of Anti-Corruption Laws.

(r)           Sarbanes-Oxley Act. The Company and each Subsidiary is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(s)          Transactions With Affiliates. Except as set forth on Schedule 3(s) or as disclosed in an SEC Document, no current employee, director or officer of the Company or any holder (direct or indirect) of five percent (5%) or more of the Common Stock or holder of stock of any of the Company’s Subsidiaries, or, to the knowledge of the Company, any associate or affiliate of any thereof or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or any such associate, affiliate or relative (other than for ordinary course services as employees, officers, directors or consultants of the Company or any of its Subsidiaries)) or (ii) to the knowledge of the Company, the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock or ordinary shares, as applicable, of a company whose securities are traded on or quoted through an Eligible Market (as defined below)), nor, to the knowledge of the Company, does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, shareholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary and incentive compensation awards, (ii) reimbursement for reasonable expenses incurred on behalf of the Company or its Subsidiaries, as the case may be, and (iii) for other customary employee benefits.

(t)           Equity Capitalization.

(i)          Authorized and Outstanding Capital Stock. As of the date hereof and as of the Closing, the authorized capital stock of the Company consists of (A) 800,000,000 shares of Common Stock, of which 568,222,559 are issued and outstanding as of the date hereof and 31,073,400 shares are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Notes, the Company securities set forth on Schedule 3(t)(i), and the Series C Preferred Stock (as defined below)) exercisable or exchangeable for, or convertible into, shares of Common Stock and (B) 100,000,000 shares of preferred stock, par value $0.01 per share, of which 8,000,000 shares are designated as Series C convertible preferred stock (the “Series C Preferred Stock”), of which 6,123,782 shares of Series C Preferred Stock are issued and outstanding. No shares of Common Stock are held in the treasury of the Company. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock (including, without limitation, Common Stock) or other security of the Company (including, without limitation, any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities (collectively, “Options”)) or any of its Subsidiaries.

(ii)          Valid Issuance; Available Shares; Affiliates. All of the outstanding shares of Common Stock are duly authorized and have been validly issued and are fully paid and nonassessable. Schedule 3(t)(ii) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (other than the Notes and the Company securities set forth on Schedule 3(t)(i)) as of the date hereof and as of the Closing and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, as of the date hereof, except as disclosed in the SEC Documents, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).

(iii)          Existing Securities; Obligations. Except as set forth on Schedule 3(t)(iii): (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) other than awards to employees, directors, and consultants of the Company under equity incentive plans adopted by the Board of Directors of the Company and as described in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) except as described in the SEC Documents, there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any of its Subsidiaries has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement, other than stock appreciation rights or “phantom stock” awards that may be issuable under the Company’s incentive compensation plans.

(iv)          Organizational Documents. The Company has made available to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof and the Closing Date (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof and the Closing Date (the “Bylaws”).

(u)          Indebtedness and Other Contracts. Except as set forth on Schedule 3(u), neither the Company nor any of its Subsidiaries (i) has any material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (ii) has any Liens securing any obligations in any amount filed against the Company or Production LLC or with respect to any of their respective assets (other than customary Liens on operated assets by the Company or its Subsidiaries in favor of Production LLC or its Subsidiaries as set forth on Schedule 3(u)); or (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses consistent with past practices and which, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP excluding any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on the date hereof) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all indebtedness referred to in clauses (A) through (E) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (G) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (F) above (excluding in each case minimum volume commitments entered into in the ordinary course of business); and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(v)          Litigation. There is no material action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. To the knowledge of the Company, no director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, to the knowledge of the Company, there is not pending, contemplated or anticipated, any inquiry or investigation by the SEC involving the Company, any of its Subsidiaries or any current director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that names the Company or any of its Subsidiaries and, to the Company’s knowledge, neither the Company nor any of its Subsidiaries is subject to any other order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to have a Material Adverse Effect.

(w)         Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and neither the Company nor any of its Subsidiaries has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(x)          Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. Except as set forth in Schedule 3(x), no executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the knowledge of the Company, (i) no executive officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and (ii) the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in material compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(y)          Title. Each of the Company and its Subsidiaries holds good title to, or a valid leasehold interest in, all real property (other than the Oil and Gas Interests), facilities or other interests in real property owned or held under lease by the Company or any of its Subsidiaries that is material to the business of the Company and its Subsidiaries, taken as a whole (the “Real Property”). The Company and its Subsidiaries have valid and defensible title, in accordance with customary industry standards for companies of comparable size, to substantially all of their respective interests in natural gas and oil properties leased or owned by them (the “Oil and Gas Interests”). The Real Property and the Oil and Gas Interests are free and clear of all Liens and are not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (i) Liens for current taxes not yet due or being contested in good faith by appropriate procedures, (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, (iii) in the case of the Oil and Gas Interests, joint operating and other agreements and arrangements customary in the oil and gas industry, (iv) those that are not likely, individually or in the aggregate, to result in a Material Adverse Effect and (v) other Permitted Liens. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(z)           Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or any of its Subsidiaries in connection with the conduct of their respective businesses as currently conducted and that are material to the business of the Company and its Subsidiaries, taken as a whole (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as currently conducted. Except as set forth on Schedule 3(z), each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (i) Liens for current taxes not yet due (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, (iii) those that would not be expected, individually or in the aggregate, to have a Material Adverse Effect and (iii) other Permitted Liens (as defined in the Indenture).

(aa)        Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor that are used by the Company or any of its Subsidiaries in connection with the conduct of their respective businesses as currently conducted (“Intellectual Property Rights”). The Company does not have any knowledge of any material infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights, except where such claim, action or proceeding is not reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice alleging any such infringement or claim, action or proceeding.

(bb)        Environmental Laws.

(i)          The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, except in each of the foregoing clauses (A), (B) and (C), where the failure to so comply or to have such permits, licenses or other approvals would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The representations and warranties set forth in this Section 3(bb) are the Company’s sole and exclusive representations and warranties regarding environmental matters. The term “Environmental Laws” means all applicable federal, state, local or foreign laws or regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous materials, substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)         No Hazardous Materials:

(A)         to the Company’s knowledge, have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in material violation of any Environmental Laws; or

(B)          to the Company’s knowledge, are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a material violation of any Environmental Laws or in quantities, a manner or location that would reasonably be expected to require remedial action pursuant to any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a Material Adverse Effect on the business of the Company or any of its Subsidiaries.

(iii)         Except as set forth on Schedule 3(bb)(iii), to the Company’s knowledge, neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(iv)        To the knowledge of the Company, none of the Real Property is on any federal or state “Superfund” list or Comprehensive Environmental Response, Compensation and Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(v)         Neither the Company nor its Subsidiaries is subject to any pending or, to the knowledge of the Company and its Subsidiaries, threatened claim or proceeding under any Environmental Laws, except for any claims or proceeding that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(cc)        Taxes. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown to be due on such returns, reports and declarations, except those being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company or for cases in which the failure to pay would not have a Material Adverse Effect. There is no tax deficiency that has been determined adversely to the Company or any of its Subsidiaries which has had a Material Adverse Effect, nor does the Company or its Subsidiaries have any knowledge or written notice of any tax deficiency which would reasonably be expected to be determined adversely to the Company or its Subsidiaries and which would reasonably be expected to have a Material Adverse Effect.

(dd)        Internal Accounting and Disclosure Controls. The Company and its Subsidiaries maintain internal controls over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that are effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Since the filing of the Annual Report, neither the Company nor any of its Subsidiaries has received any written notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(ee)        Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(ff)          Investment Company Status. The Company is not, and upon consummation of the sale of the Securities and the application of the proceeds thereof, will not be, an “investment company,” or a company controlled by an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(gg)        Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in the Press Release (as defined below), none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to (but not after) such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) each Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion of the Notes as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release one or more Buyers may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Note Shares deliverable with respect to the Securities are being determined, and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(hh)        Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Company’s engagement of Roth Capital Partners, LLC and Citigroup Global Markets Inc.), (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries during the period in which the Transaction Documents were being negotiated or (iv) since January 1, 2022, paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

(ii)          U.S. Real Property Holding Corporation. The Company is not a U.S. real property holding corporation within the meaning of Section 897 of the Code (a “USRPHC”) and, reasonably promptly upon any Buyer’s request, the Company shall certify whether or not it is a USRPHC.

(jj)          Transfer Taxes. All stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with; provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any Note Shares upon conversion of the Notes, in a name other than that of the Buyer of such Notes, and the Company shall not be required to issue or deliver such Note Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(kk)        Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ll)          Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(mm)      Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or affiliates, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office to improperly influence official action or secure an improper advantage. No representation is made with respect to personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(nn)        Sanctions. None of the Company, any of its Subsidiaries or any director or officer, or, to the knowledge of the Company and its Subsidiaries, any employee, agent or other person acting for or on behalf of the foregoing is the subject or target of any economic or financial sanctions imposed, administered or enforced by the United States (including the U.S. Department of the Treasury Office of Foreign Assets Control and the U.S. Department of State) or other relevant sanctions authority (collectively, “Sanctions” and each such Person, a “Sanctioned Person”). The operations of the Company and its Subsidiaries are, and have been conducted within the past five (5) years, in compliance with applicable Sanctions. Neither the Company nor any of its Subsidiaries will, directly or, to their knowledge, indirectly, use any part of the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund or facilitate any dealings or transactions with, involving or for the benefit of any Sanctioned Person, or otherwise in any manner that would constitute or give rise to a violation of any Sanctions by any Person (including any Person participating in the offering, whether as buyer, underwriter, advisor, investor or otherwise).

(oo)        Management.  Since February 10, 2017, no current officer or director of the Company, to the knowledge of the Company, has been the subject of:

(i)          a petition under U.S. federal bankruptcy laws or any state insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two (2) years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two (2) years before the time of the filing of such petition or such appointment, except as set forth on Schedule 3(oo)(i);

(ii)         a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence and other minor offenses);

(iii)        any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)          Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)          Engaging in any particular type of business practice; or

(3)          Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of U.S. federal or state securities laws or U.S federal commodities laws;

(iv)          any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)          a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any U.S. federal or state securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)          a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any U.S. federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

(pp)         Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(qq)         Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. To the Company’s knowledge, no stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(rr)           Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases used or owned by, or leased or licensed to, the Company or any of its Subsidiaries (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, and are, to the Company’s knowledge, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, such material confidential information, including Personal Data (as defined below), used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. To the Company’s knowledge, in the three (3) years prior to the date hereof, there have been no material breaches, violations, outages or unauthorized uses of or accesses to the IT Systems and the Personal Data in the possession or control of the Company, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its Subsidiaries are presently in material compliance with all Privacy Laws (as defined below), internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data in the possession or control of the Company from unauthorized use, access, misappropriation or modification.

(ss)         Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and during the two (2) years prior hereto were, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in material compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply in all material respects with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by Privacy Laws, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any Privacy Laws in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received written notice of any actual or potential material liability under or relating to, or actual or potential material violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any material violation of Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any material obligation or liability relating to any violation of Privacy Law.

(tt)           Margin Stock. The application of the proceeds received by the Company from the issuance, sale and delivery of the Notes as described in the Transaction Documents will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve system or any other regulation of such Board of Governors.

(uu)         No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(vv)         Material Non-Public Information. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their counsel with any information that constitutes or would reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company acknowledges that the only agent of the Buyers to which it has provided material non-public information concerning the Company or any of its Subsidiaries is FTI Consulting, Inc., and that such material non-public information relates solely to the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers has relied on and will rely on the foregoing representations in effecting transactions in securities of the Company. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(ww)       No Other Representations or Warranties. Each Buyer has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Company, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records and other documents and data of the Company for such purpose. Each Buyer acknowledges and agrees that (i) in making its decision to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby, each Buyer has relied solely upon its own investigation and the express representations and warranties of the Company set forth in this Agreement and, as applicable, the other Transaction Documents and (ii) neither the Company nor any other Person has made any representation or warranty as to the Company or this Agreement, except as expressly set forth in this Agreement or, as applicable, the other Transaction Documents.

4.	COVENANTS.

(a)           Reasonable Best Efforts. Each Buyer shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 5 of this Agreement. The Company shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement.

(b)           Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the applicable Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers. Each Buyer shall reasonably cooperate with the Company at its request in connection with filings, reports and other matters contemplated by such laws, statutes, rules and regulations.

(c)           Reporting Status.  Until the earlier of (i) the date upon which the Buyers shall have sold all of the Securities and (ii) the repayment or conversion in full of the Notes (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, except in each case, in connection with or as a result of a Fundamental Change permitted by the Indenture (as defined in the Indenture).

(d)           Use of Proceeds. The Company will use the net proceeds from the sale of the Securities to fund working capital and general corporate purposes, which may include acquisitions, but not, directly or indirectly, for (i) the redemption or repurchase of any securities or repayment of any Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness incurred under the Transaction Documents and repayment of working capital Indebtedness in the ordinary course of business from time to time) or (ii) the settlement of any outstanding litigation.

(e)           Financial Information.  The Company agrees to send the following to each Buyer during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8 or Form S-4) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, email copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, substantially contemporaneously with the making available or giving thereof to the stockholders. All documents referred to in this Section 4(e) will be deemed to be delivered on the date they are filed through EDGAR.

(f)            Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Note Shares upon the Principal Market and shall use its reasonable best efforts to maintain such listing or designation for quotation (as the case may be) of all Note Shares from time to time issuable under the terms of the Transaction Documents on the Principal Market or another Eligible Market (as defined below). The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market except in connection with or as a result of a Fundamental Change permitted under the Indenture. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)           Fees. The Company shall pay for the reasonable and documented out-of-pocket due diligence and legal fees and expenses incurred by the Buyers in connection with the structuring, documentation, negotiation, and closing of the transactions contemplated by the Transaction Documents (and the enforcement thereof by the Buyers), including, without limitation, all reasonable and documented out-of-pocket consultant fees, all reasonable and documented out-of-pocket legal fees and disbursements of Latham & Watkins LLP, counsel to the Buyers, and reasonable and documented out-of-pocket fees and expenses incurred by the Buyers in connection with any regulatory filings in connection therewith (the “Transaction Expenses”) and such Transaction Expenses, to the extent they have been invoiced at least one (1) Business Day prior to Closing and not already been paid or reimbursed to the Buyers, may be withheld by the Buyers from the Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, The Depository Trust Company (“DTC”) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(h)           Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(i)            Disclosure of Transactions and Other Material Information.

(i)            Disclosure of Transaction. No later than 9:15 a.m., New York time, on the date of this Agreement (or, if this Agreement is executed after such time, no later than 9:15 a.m. the following day), the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Buyers disclosing all the material terms of the transactions contemplated by the Transaction Documents. No later than 5:30 p.m., New York time, on the fourth (4th) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (the “8-K Filing”). From and after the issuance of the Press Release, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the issuance of the Press Release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall have terminated and none of the Buyers will be subject to any such obligation after the issuance of the Press Release.

(ii)           Limitations on Disclosure. Other than as required under the Transaction Documents (but subject to any other disclosure obligations of the Company with respect thereto), the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof unless prior thereto such Buyer shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. If any material, non-public information is required to be provided by the Company or any of its Subsidiaries to any Buyer pursuant to the Transaction Documents, the Company shall obtain each Buyer’s prior written consent prior to providing such information to such Buyer, and if any Buyer fails to provide such written consent, the Company shall not be deemed to be in breach of any of the Transaction Documents as a result of the failure to provide such information. To the extent that the Company delivers any material, non-public information to a Buyer without such Buyer’s prior written consent in breach of the foregoing sentence, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information, provided that the Buyer shall remain subject to applicable law. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements (by advertisement or otherwise), submit for publication or otherwise cause or seek to publish any information with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (A) in substantial conformity with the 8-K Filing and (B) as is required by applicable law and regulations; provided however, that in the case of Clause (B), unless specifically prohibited by applicable law or court order, the Company shall promptly notify the Buyers of the requirement to make such submission or filing and provide the Buyers with a copy thereof. Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release, publication or otherwise, except in the 8-K Filing and as otherwise may be required by applicable law or regulations. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Company and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

(j)            Additional Issuance of Securities.

(i)            The Company agrees that for the period commencing on the date hereof and ending on the date immediately following the thirtieth (30th) calendar day after the Closing Date (the “Restricted Period”), neither the Company nor any of its Subsidiaries shall, directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or register or amend any outstanding registration statements or file any shelf registration statements or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities, any preferred stock or any purchase rights). Notwithstanding the foregoing, this Section 4(j)(i) shall not apply during the Restricted Period in respect of (A) the issuance, offer, sale, grant or other disposition of any securities in connection with Project Level Financing, (B) the issuance of shares of Common Stock, Options or Convertible Securities pursuant to existing agreements entered into prior to the date hereof (without giving effect to any amendment thereto made after the date hereof), including issuances pursuant to Options or Convertible Securities outstanding as of the date hereof (without giving effect to any amendment thereto made after the date hereof) or any Approved Stock Plan as in effect as of the date hereof (without giving effect to any amendment thereto made after the date hereof) or grants or awards made under an Approved Stock Plan; provided however, that any offering, issuances or sales of securities pursuant to an ATM Agreement (as defined below) or the Continuous Notes Offering (as defined below) shall not fall within this exception, or (C) the issuances of Note Shares. “Project Level Financing” means all debt (including mezzanine and holdco financings and whether secured or unsecured), equity (including equity-linked), mezzanine financing(s) of any kind entered into by Driftwood LNG Holdings LLC or any of its Subsidiaries to the extent that the proceeds of any such financing will be used for the development, construction, financing, ownership, operation or maintenance of the Driftwood LNG Project. An “Approved Stock Plan” means any security-based compensation plan which has been approved by the Board of Directors of the Company prior to the date hereof, or any security-based compensation plan which is approved by the Board of Directors or the compensation committee thereof and the stockholders of the Company after the date hereof, pursuant to which shares of Common Stock, options to purchase Common Stock and other incentive equity awards may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such, and not for the purpose of raising capital, pursuant to any award agreement, consulting agreement, advisory agreement or independent contractor agreement approved by the Board of Directors or the compensation committee thereof.

(ii)           So long as any Notes remain outstanding, the Company and each Subsidiary shall be prohibited from effecting, or entering into an agreement directly or indirectly to effect a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or customary adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar events or (ii) enters into any agreement (including, without limitation, an equity line of credit) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights); provided that none of the following shall be considered a “Variable Rate Transaction”: (y) the issuance and sale of shares of Common Stock pursuant to the Distribution Agency Agreement, dated December 17, 2021, between the Company and T.R. Winston & Company, LLC, as amended on April 7, 2022, or the Amended and Restated Distribution Agency Agreement, dated as of January 21, 2020, by and between the Company and Credit Suisse Securities (USA) LLC, or any similar agreement providing for at-the-market sales of Common Stock through a registered broker-dealer, but, for the avoidance of doubt, not an equity line of credit (collectively, the “ATM Agreements”) or (z) any Project Level Financing in which the conversion price of Convertible Securities included in such financing cannot be set and the security cannot be convertible until after the Notes cease to be outstanding through conversion, redemption or otherwise.

(iii)          So long as any Notes remain outstanding, the Company will not, without the prior written consent of the Required Holders (as defined below), issue any Notes (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Notes.

(iv)          So long as any Notes remain outstanding, the Company will not, without the prior written consent of the Required Holders (as defined below), issue or sell any securities pursuant to the At Market Issuance Sales Agreement, dated December 17, 2021, between the Company and B. Riley Securities, Inc. (the “Continuous Notes Offering”).

(v)           Each Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any issuance prohibited by this Section 4(j), which remedy shall be in addition to any right to collect damages.

(k)           RESERVED.

(l)            Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(m)          Closing Documents. After the Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Latham & Watkins LLP a complete closing set of the respective executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 6 hereof or otherwise (which may be in photocopies or pdf versions of executed copies).

(n)           Legends.

(i)            Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.

(ii)           Notwithstanding Section 4(n)(i), the Notes shall bear the legend required by Section 1275(c) of the Internal Revenue Code of 1986, as amended.

(o)           Taxes.

(i)            On the date hereof and as reasonably requested thereafter by the Company or its transfer agent and any subsequent transfer agent (as applicable) (the “Transfer Agent”), each Buyer (or the person that will be treated as owning the Purchased Security for U.S. federal income tax purposes) shall provide the Company and the Transfer Agent with an Internal Revenue Service Form W-9 indicating that such Buyer is a U.S. person that is exempt from U.S. federal backup withholding.

(ii)           Upon assignment of a Note by a Buyer pursuant to Section 8(g) (including by means of a sale or other exchange of the a Note by a Buyer) and as reasonably requested by the Company thereafter, each assignee (or, in each case, the person that will be treated as owning the Purchased Security for U.S. federal income tax purposes) shall provide the Company and the Transfer Agent with an Internal Revenue Service Form W-9 or the applicable Internal Revenue Service Form W-8 and any accompanying forms as will permit the Company to determine the rate of withholding applicable to payments pursuant to the Note.

(iii)          The Company (and any person acting on behalf of the Company, including the Transfer Agent) shall have the right to deduct and withhold any taxes that it is required to deduct and withhold under applicable law from any payments to be made pursuant to the Notes. To the extent that amounts are so withheld and paid by the Company (or any person acting on behalf of any of the Company, including the Transfer Agent) to the applicable governmental authority, such withheld amounts shall be treated for all purposes of this Agreement and the Notes as having been delivered and paid to the applicable Buyer or any other recipient of payment in respect of which such deduction and withholding was made. The Company and each Buyer (including any assignee of Buyer) agree to cooperate in obtaining any available exemption or reduction of such withholding, including the provision of forms pursuant to Sections 4(o)(i) and 4(o)(ii).

(p)           FAST Compliance. While any Notes remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

5.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL THE PURCHASED SECURITIES.

(a)          The obligation of the Company hereunder to issue and sell the Purchased Securities to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)            Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)           Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Purchased Securities being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.

(iii)          The representations and warranties of such Buyer shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

6.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE THE PURCHASED SECURITIES.

(a)           The obligation of each Buyer hereunder to purchase its Purchased Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof; provided, however, that no Buyer may waive the conditions set forth in (x), (xii) or (xiii) below without the consent of the Company:

(i)            The Company and Investments shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer the Purchased Securities set forth across from such Buyer’s name on the Schedule of Buyers at the Closing pursuant to this Agreement via book entry.

(ii)           Such Buyer shall have received the opinions of each of Davis Graham & Stubbs LLP and Kirkland & Ellis LLP, the Company’s counsel, each dated as of the Closing Date and covering matters customary in similar transactions, in forms reasonably acceptable to such Buyer.

(iii)          The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company, Investments and Production Holdings in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

(iv)          The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation of the Company as certified by the Delaware Secretary of State within ten (10) days of the Closing Date.

(v)           The Company shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(d) as adopted by the Company’s Board of Directors or a committee thereof in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing.

(vi)         The representations and warranties of the Company shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions (except for covenants, agreements or conditions that are qualified by materiality or material adverse effect, which shall be performed, satisfied and complied with in all respects) required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect in the form reasonably acceptable to such Buyer.

(vii)        The Company shall have delivered to such Buyer a letter from the Transfer Agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

(viii)       The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (1) in writing by the SEC or the Principal Market or (2) by falling below the minimum maintenance requirements of the Principal Market.

(ix)          The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(x)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xi)          Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xii)         The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Note Shares and confirmation from the Principal Market that no stockholder vote or other conditions under the rules of the Principal Market shall apply to the sale of the Securities at the Closing.

(xiii)        Such Buyer shall have received a letter on the letterhead of the Company, duly executed by the Chief Executive Officer or Chief Financial Officer of the Company and agreed upon by such Buyer and the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (a “Flow of Funds Letter”) with respect to the Purchased Securities.

(xiv)        The Company shall have delivered to such Buyer the results of a recent lien, bankruptcy and judgment search in each relevant jurisdiction with respect to the Company and its Subsidiaries and such search shall reveal no Liens on any of the Collateral (as such term is defined in the Pledge Agreement) or other assets of the Company and its Subsidiaries except for Permitted Liens and except for Liens to be discharged on or prior to the Closing Date pursuant to documentation reasonably satisfactory to the Buyer.

(xv)         All amounts due under Section 4(g) shall have been paid or arrangements shall have been made for them to be paid on the Closing Date, in each case, to the extent due and, in the case of expenses of the Buyers that are reimbursable in accordance herewith, invoiced at least one (1) Business Day prior to the Closing Date.

(xvi)        The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by the Transaction Documents as such Buyer or its counsel may reasonably request.

7.	TERMINATION.

In the event that the Closing shall not have occurred (x) with respect to a Buyer within ten (10) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of the terminating party to any other party or (y) within three (3) Business Days after the Company has given written notice to the Buyers that all conditions to the Company's obligations set forth in Section 5 of the date hereof have been satisfied or waived (other than those that by their nature are to be satisfied at Closing), then the Company shall have the right to terminate its obligations under this Agreement at any time on or after the close of business on such third Business Day without liability of the Company to any other party; provided, however, (i) the right to terminate this Agreement under this Section 7 shall not be available to the terminating party if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such party’s breach of this Agreement, (ii) the abandonment of the sale and purchase of the Purchased Securities shall be applicable only to such Buyer with respect to clause (x) hereof; provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(g) above; and (iii) the Company may not provide the written notice referred to in clause (y) hereof unless all conditions to each Buyer's obligations set forth in Section 6 hereof have been satisfied or waived by the Buyers, if applicable (other than those that by their nature are to be satisfied at Closing). Nothing contained in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

8.	MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company and each Buyer hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed or operate to preclude any party from bringing suit or taking other legal action against another party in any other jurisdiction to collect on such party’s obligations to the first party or to enforce a judgment or other court ruling in favor of such first party. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)           Counterparts; Electronic Signatures. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each party hereto accepts the foregoing and any document received in accordance with this Section 8(b) shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this agreement.

The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the each of the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

(c)           Headings; Gender; Interpretation. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Schedules and Exhibits mean the Articles and Sections of, and Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

(d)           Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)           Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer that is disproportionate relative to other Buyers without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer that is disproportionate relative to other Buyers without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” or words to substantially similar effect, nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means (I) prior to the Closing Date, each Buyer entitled to purchase Purchased Securities at the Closing and (II) on or after the Closing Date, holders of a majority of the Note Shares in the aggregate as of such time issued or issuable hereunder or pursuant to the Notes.

(f)            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be:

If to the Company:

Tellurian Inc.
1201 Louisiana Street, Suite 3100
Houston, Texas 77002
Telephone: (832) 962-4000
Attention: Legal
E-Mail: legal.notices@tellurianinc.com

If to the Transfer Agent:

Broadridge Corporate Issuer Solutions, Inc.
51 Mercedes Way
Edgewood, NY 11711
Telephone: (303) 420-8595
Attention: Theresa Henshaw
E-mail: theresa.henshaw@broadridge.com

If to a Buyer, to (i) its e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers and (ii) to Eric Helenek, High Trail Capital, 80 River Street, Suite 4C, Hoboken, NJ 07030 (telephone: (917) 414-1733)

with a copy (for informational purposes only) to:

Latham & Watkins LLP
12670 High Bluff Drive
San Diego, CA 92130
Telephone: (858) 523-5400
Facsimile: (858) 523-5450
Attention: Michael E. Sullivan, Esq.
E-mail: michael.sullivan@lw.com

or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service or receipt from an overnight courier service in accordance with clause (i) or (iii) above, respectively.

(g)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Purchased Securities; provided, however that a Buyer or holder of the Notes may not assign or otherwise transfer any of its rights or obligations hereunder to any Disqualified Institution (as defined below) or any of their affiliates that are readily identifiable on the basis of such affiliate’s name. A “Disqualified Institution” includes any entity listed on Exhibit D attached hereto; provided further, however, that the preceding limitation shall not apply if an Event of Default (as defined in the Indenture) has occurred and is continuing. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Change (as defined in the Indenture) unless the Company is in compliance with the applicable provisions governing Fundamental Changes set forth in the Indenture. Subject to the foregoing, a Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, provided (i) such assignee agrees in writing provided to the Company to be bound by the provisions hereof that apply to Buyers in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights and (ii) a Buyer may not assign its rights under Sections 4(g) and 4(j), in each case, other than to an affiliate, without the prior written consent of the Company. Any purported assignment in violation of the foregoing shall be void.

(h)           No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 8(k).

(i)            Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is six (6) months after Maturity Date (as defined in the Indenture); provided, that the representations and warranties in (a) Section 3(c), Section 3(d), Section 3(i), Section 3(t) and Section 3(bb) shall survive indefinitely and (b) the representation and warranty in Section 3(cc) shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days. All covenants and agreements of the parties contained herein shall survive the Closing for the period explicitly specified therein, or, if no such period is specified, so long as any Notes remain outstanding. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved. No claim for indemnification may be asserted against either party for breach of any representation, warranty, covenant or agreement contained herein, unless written notice of such claim is received by such party describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim on or prior to the date on which the representation, warranty, covenant or agreement on which such claim is based ceases to survive as set forth in this Section 8(i).

(j)            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)           Indemnification.

(i)            In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable and documented out-of-pocket attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the Company’s execution, delivery, performance or enforcement of any of the Transaction Documents, or (B) the status of such Buyer either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); provided, however, that the Company will not be liable in any such case to a Buyer or its related Indemnitees to the extent that any such claim, loss, damage, liability or expense arise primarily out of or is based primarily upon the inaccuracy of any representations and warranties made by such Buyer herein or the willful misconduct or gross negligence on the part of such Buyer or such related Indemnitee.

(ii)           Promptly after receipt by an Indemnitee under this Section 8(k) of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 8(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent it so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including, without limitation, any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further that in the case of clause (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or claim by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, it shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 8(k), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action. The indemnification required by this Section 8(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when Indemnified Liabilities are incurred. The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitees against the Company or others, and (ii) any liabilities the Company may be subject to pursuant to the law. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(l)            Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty unless otherwise provided for herein. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.

(m)           Remedies. Each Buyer and in the event of assignment by a Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)           Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)           Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(p)           Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption, as among the parties hereto, that the Buyers are in any way acting in concert or as a group or entity, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. Each Buyer confirms that each Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each applicable Subsidiary and a Buyer, solely, and not between the Company, its applicable Subsidiaries and the Buyers collectively and not between and among the Buyers.

(q)           Performance Date. If the date by which any obligation under any of the Transaction Documents must be performed occurs on a day other than a Business Day, then the date by which such performance is required shall be the next Business Day following such date.

(r)            Enforcement Fees.  The prevailing party or parties in any action to enforce the Transaction Documents shall be entitled to recover all reasonable costs and expenses from the non-prevailing party or parties incurred as a result of enforcement of the Transaction Documents and, as applicable, the collection of any amounts owed hereunder (whether in cash, equity or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.

[signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

TELLURIAN INC.

By:	/s/ Kian Granmayeh
	Name:	Kian Granmayeh
	Title:	Chief Financial Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

TECH OPPORTUNITIES LLC

By:	/s/ Eric Helenek
	Name:	Eric Helenek
	Title:	Authorized Signatory